SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Compass EMP Funds Trust

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Compass EMP U.S. 500 Volatility Weighted Fund

Compass EMP U.S. Small Cap 500 Volatility Weighted Fund

Compass EMP International 500 Volatility Weighted Fund

Compass EMP Emerging Market 500 Volatility Weighted Fund

Compass EMP U.S. 500 Enhanced Volatility Weighted Fund

Compass EMP International 500 Enhanced Volatility Weighted Fund

Compass EMP REC Enhanced Volatility Weighted Fund

Compass EMP Commodity Strategies Volatility Weighted Fund

Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund

Compass EMP Long/Short Strategies Fund

Compass EMP Market Neutral Income Fund

Compass EMP Enhanced Fixed Income Fund

Compass EMP Ultra Short-Term Fixed Income Fund

Compass EMP Multi-Asset Balanced Fund

Compass EMP Multi-Asset Growth Fund

Compass EMP Alternative Strategies Fund (the “Mutual Funds)

and

Compass EMP U.S. 500 Volatility Weighted Index ETF

Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF

Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF

Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF (the “ETFs”)

(each, a “Fund” and, together, the “Funds”)

each a series of

Compass EMP Funds Trust

17605 Wright Street, Suite 2

Omaha, Nebraska  68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

Dear Shareholders:

The Board of Trustees of the Compass EMP Funds Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Funds, to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at 10:00 a.m., Eastern Time, for the following purposes:

1. To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of each Fund, and Victory Capital Management Inc., which is purchasing substantially all of the assets of the current investment adviser to the Funds, Compass Efficient Model Portfolios, LLC. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.

2.	To elect trustees to the Board of Trustees.
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [MEETING DATE].

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at www.[WEBSITE].com.

By Order of the Board of Trustees

Stephen M. Hammers, President

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Compass EMP U.S. 500 Volatility Weighted Fund

Compass EMP U.S. Small Cap 500 Volatility Weighted Fund

Compass EMP International 500 Volatility Weighted Fund

Compass EMP Emerging Market 500 Volatility Weighted Fund

Compass EMP U.S. 500 Enhanced Volatility Weighted Fund

Compass EMP International 500 Enhanced Volatility Weighted Fund

Compass EMP REC Enhanced Volatility Weighted Fund

Compass EMP Commodity Strategies Volatility Weighted Fund

Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund

Compass EMP Long/Short Strategies Fund

Compass EMP Market Neutral Income Fund

Compass EMP Enhanced Fixed Income Fund

Compass EMP Ultra Short-Term Fixed Income Fund

Compass EMP Multi-Asset Balanced Fund

Compass EMP Multi-Asset Growth Fund

Compass EMP Alternative Strategies Fund (the “Mutual Funds)

and

Compass EMP U.S. 500 Volatility Weighted Index ETF

Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF

Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF

Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF (the “ETFs”)

(each, a “Fund” and, together, the “Funds”)

each a series of

Compass EMP Funds Trust

17605 Wright Street, Suite 2

Omaha, Nebraska  68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Compass EMP Funds Trust (the “Trust”) on behalf of the Funds, for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE] at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY DATE].

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The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of each Fund, and Victory Capital Management Inc., which is purchasing substantially all of the assets of the current investment adviser to the Funds, Compass Advisory Group, LLC d/b/a Compass EMP. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.
2.	To elect trustees to the Board of Trustees.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to (i) the Mutual Funds at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-888-944-4367 and (ii) the ETFs at 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 1-866-376-7890.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.

The primary purpose of this proposal is to enable Victory Capital Management Inc. (“Victory”) to serve as the investment adviser to the Funds after it purchases substantially all of the assets of Compass Advisory Group, LLC d/b/a Compass EMP (“Compass”). To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Victory. Shareholders of each Fund, voting separately, will vote on this proposal with respect to their Fund. Compass has served as each Fund’s investment adviser since each Fund commenced operations.

Approval of the New Advisory Agreement with respect to a Fund will not result in any change in the portfolio managers that manage the day-to-day operations of the Funds. The New Advisory Agreement with Victory is similar in all material respects to each Fund’s current advisory agreements with Compass (collectively, the “Current Advisory Agreement”) except that the management fees are proposed to decrease for all of the Funds except for the Compass EMP REC Enhanced Volatility Weighted Fund, Compass EMP Ultra Short-Term Fixed Income Fund, Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund, and Compass EMP Alternative Strategies Fund, for which the management fees are proposed to remain unchanged. The effective date of the New Advisory Agreement with respect to a Fund will be the later of the date shareholders of the Fund approve the New Advisory Agreement or upon the closing of the asset purchase transaction contemplated below.

Background and Information on the Acquisition

On November 26, 2014, Compass entered into a definitive agreement with Victory to sell certain assets and certain liabilities of Compass to Victory (the “Acquisition”). As a result of the Acquisition, Victory will acquire substantially all of the assets of Compass that relate to its provision of investment management or investment advisory services to the Funds (excepting any services provided by CEMP Securities Corporation, a Compass affiliate), including the books and records relating to the Funds and the investment performance of the portfolio management team of the Funds. The closing of the Acquisition is subject to certain conditions. Among these conditions is the approval by a majority of the shareholders of each Fund of the proposed New Advisory Agreement between Victory and the Trust, on behalf of the Funds, under Proposal 1, election of the Trustee nominees under Proposal 2, and the granting of exemptive relief to Victory and other parties by the SEC relating to the ETFs, which is required in order for Victory to become the investment adviser to the ETFs. The closing of the Acquisition is expected to occur in the first half of 2015 or as soon as practical thereafter (the “Closing”), provided all of the conditions to the Closing are met.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the assignment of an investment advisory agreement automatically terminates the agreement by the agreement’s terms as required by the 1940 Act. Upon the Closing, the Current Advisory Agreement will be assigned, which will result in the termination of the Current Advisory Agreement.

The 1940 Act requires that new advisory agreements be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

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At a meeting held on January 29, 2015 (the “Board Meeting”), the Board of Trustees approved the New Advisory Agreement for the Funds, subject to shareholder approval. Please see “Evaluation by the Board of Trustees” below for a discussion of the Trustees’ considerations in connection with approving the New Advisory Agreement.

Information about Victory and the Buyer

Victory is an SEC-registered investment adviser that manages assets for numerous investment clients, including mutual funds, large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, and high net worth individuals. Victory is a corporation organized under the laws of the State of New York. As of December 31, 2014, the Adviser managed or advised assets totaling in excess of $35.9 billion for individual and institutional clients.

Victory is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc. (“VCH”). As of December 31, 2014, approximately 60% of the interest in VCH is owned by Crestview Partners II, L.P., a private equity firm, and its affiliated funds (together, “Crestview”). The remaining portion owned by Victory employees and a limited number of outside investors

Victory and VCH are each located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Crestview is located at 667 Madison Avenue, 10th floor, New York, NY 10065.

The names, titles, address, and principal occupations of the directors and principal executive officers of Victory are set forth below:

Name and Address*:	Title and Principal Occupation:
David C. Brown	Director, Chief Executive Officer of Victory and VCH
Christopher A. Ohmacht	Director, President of Victory and VCH
Michael D. Policarpo, II	Director, Chief Financial Officer and Treasurer of Victory and Chief Financial Officer and Treasurer of VCH
Gregory J. Ewald	Director, Chief Legal Officer and Secretary of Victory and Chief Legal Officer and Secretary of VCH

* Each officer address is in care of Victory, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Agreement Between Compass and Victory Regarding the Acquisition

Pursuant to the Asset Purchase Agreement (“Purchase Agreement”) dated as of November 26, 2014 among Victory, VCH, Compass and certain members of Compass, Victory will acquire substantially all of the assets of Compass’ business of providing investment advisory and investment management services to the Funds.

The Closing is subject to customary closing conditions and consents, including the approval of the shareholders of each Fund of the New Advisory Agreement under Proposal 1, election of the Trustee nominees under Proposal 2, and the granting of exemptive relief to Victory and other parties by the SEC relating to the ETFs. Upon Closing of the Acquisition, all of the investment professionals and certain key employees of Compass are expected to become employees of Victory and form a new investment franchise within Victory using the Compass EMP name. In order for Compass to participate in the Acquisition, Section 15(f) of the 1940 Act requires that (i) for a period of three years after the Closing, at least 75% of the Trustees must be Independent Trustees (defined in Proposal 2 below) and (ii) there is no unfair burden (as defined in that section) imposed on the Funds. Under the Purchase Agreement, Compass

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and Victory have each agreed, for the minimum time periods specified in Section 15(f) and subject to compliance with its respective fiduciary duties, to satisfy the conditions of Section 15(f).

Anticipated Effects of the Acquisition on Compass and the Funds

The Acquisition is not expected to materially impact the investment advisory services provided to the Funds by Compass today. It is expected that, after the Acquisition, Compass’ portfolio management personnel will form an independent investment franchise employed by Victory, and Compass’ business operations will be integrated into Victory’s business operations. Investment management professionals serving Compass’ clients, including the Funds, are not currently expected to change as a result of the Acquisition. However, over time, it is expected that the Funds will enjoy certain benefits as a result of the Acquisition, including access to resources and the ability to operate more efficiently after the Acquisition.

As discussed in more detail below, the management fees applicable to the Funds are proposed to decrease under the New Advisory Agreement to the benefit of those shareholders except for the Compass EMP REC Enhanced Volatility Weighted Fund, Compass EMP Ultra Short-Term Fixed Income Fund, Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund, and Compass EMP Alternative Strategies Fund, for which the management fees are proposed to remain unchanged.

In addition, as part of the integration of the Funds onto its mutual fund platform, Victory anticipates changing the service providers that service the Funds to some or all of the service providers that service Victory’s other proprietary funds, including those providing fund administration, distribution, custody and transfer agency services. These changes are likely to begin occurring by the end of 2015, though it may take longer to implement these changes for certain service providers and for the ETFs. The changes will likely result in differences in the fees the Funds pay for these services. However, as described in the next section, Victory has agreed to contractually waive its management fees and/or reimburse expenses of each Fund so that, the Funds’ total net annual operating expenses will be no higher than they are in the most recent Fund prospectus for at least two years from the Closing.

The Advisory Agreements

For the compensation it receives under the Current Advisory Agreement, Compass, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the respective Current Advisory Agreement at a meeting held on August 21, 2014 (for the Mutual Funds) and on April 8, 2014 (for the ETFs).

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement, on behalf of each Fund, with Victory. The terms and conditions of the New Advisory Agreement are similar in all material respects to those of the Current Advisory Agreement, except for the differences in management fees identified below, the party acting as adviser, the dates of execution, effectiveness, and termination are changed, and two separate agreements have been combined into one agreement. Approval of the New Advisory Agreement with Victory is required by the shareholders of each Fund voting separately. If the New Advisory Agreement with Victory is not approved by the shareholders of one or more of the Funds, Victory may elect to terminate the Purchase Agreement and the Acquisition would not occur. In such case, the Board of Trustees, Compass and Victory may consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

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Under the New Advisory Agreement, Victory will serve as investment adviser to each Fund, retain ultimate responsibility for the management of, and provide investment oversight and supervision of, each Fund. Victory will determine which broker-dealers are eligible to execute portfolio transactions and will allocate transactions to broker-dealers using its best judgment. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Victory is authorized to consider the brokerage and research services provided to the Funds and or other funds and accounts over which Victory or its affiliates exercise investment discretion. These investment management services will be similar in all material respects to the investment advisory services provided by Compass under the Current Advisory Agreement.

Similar to the Current Advisory Agreement, the New Advisory Agreement permits Victory to enter into sub-advisory agreements for the benefit of one or more Funds, although Victory would continue to have ultimate responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement.

Under the New Advisory Agreement, as is the case with the Current Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee. Each Fund also bears all fees and expenses of its operations other than those assumed by the adviser or another party by agreement. The current management fee rates paid to Compass EMP and the proposed management fee rates to be paid to Victory are summarized in the table further below.

In addition, Victory has contractually agreed under a separate agreement to waive its management fee and/or reimburse expenses of each Fund, for at least two years from the Closing, so that the total annual operating expenses of any class of shares of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the Fund’s total annual expenses (after any fee waivers and expense reimbursements) as set forth in, as applicable, the Mutual Funds prospectus dated November 1, 2014 or in the ETF prospectus dated June 30, 2014, as supplemented.

For those Funds for which Victory proposes to lower the management fee (all Funds except Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund, Compass EMP Alternative Strategies Fund, Compass EMP Ultra Short-Term Fixed Income Fund, and Compass EMP REC Enhanced Volatility Weighted Fund), Victory proposes to cap expenses at the rate shown in the table below for at least one year following the Closing.

Under this contractual expense limitation agreement, Victory would be permitted to recoup management fees waived and expenses reimbursed for up to three years after the fiscal year in which Victory’s waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

The table below compares the annual management fee, equal to the percentages of each Fund’s average daily net assets, payable by each Fund to (1) Compass under the Current Advisory Agreement and (2) Victory as proposed under the New Advisory Agreement, as well as the (3) Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement (“Current Net Expense Ratio”) of each share class of the Fund currently, and (4) Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement (“Proposed Net Expense Ratio”) that is proposed to apply to each share class of the Fund upon the effective date of the New Advisory Agreement.

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Mutual Fund/Share Class	Current Management Fee under Current Agreement	Proposed Management Fee under New Agreement	Current Net Expense Ratio[1]	Proposed Net Expense Ratio[2]
Compass EMP U.S. 500 Volatility Weighted Fund
Class A	0.85%	0.70%	1.20%	0.99%
Class T	0.85%	0.70%	1.45%	1.24%
Class C	0.85%	0.70%	1.95%	1.74%
Class I	0.85%	0.70%	0.95%	0.74%
Compass EMP U.S. Small Cap 500 Volatility Weighted Fund
Class A	0.90%	0.70%	1.25%	0.99%
Class T	0.90%	0.70%	1.50%	1.24%
Class C	0.90%	0.70%	2.00%	1.74%
Class I	0.90%	0.70%	1.00%	0.74%
Compass EMP International 500 Volatility Weighted Fund
Class A	1.00%	0.80%	1.41%	1.10%
Class T	1.00%	0.80%	1.66%	1.35%
Class C	1.00%	0.80%	2.16%	1.85%
Class I	1.00%	0.80%	1.16%	0.85%
Compass EMP Emerging Market 500 Volatility Weighted Fund
Class A	1.05%	0.85%	1.51%	1.15%
Class T	1.05%	0.85%	1.76%	1.40%
Class C	1.05%	0.85%	2.26%	1.90%
Class I	1.05%	0.85%	1.26%	0.90%
Compass EMP U.S. 500 Enhanced Volatility Weighted Fund
Class A	1.25%	0.70%	1.60%	0.99%
Class T	1.25%	0.70%	1.85%	1.24%
Class C	1.25%	0.70%	2.35%	1.74%
Class I	1.25%	0.70%	1.35%	0.74%
Compass EMP International 500 Enhanced Volatility Weighted Fund
Class A	1.25%	0.80%	1.66%	1.10%
Class T	1.25%	0.80%	1.91%	1.35%
Class C	1.25%	0.80%	2.41%	1.85%
Class I	1.25%	0.80%	1.41%	0.85%
Compass EMP REC Enhanced Volatility Weighted Fund
Class A	1.05%	1.05%	1.46%	1.46%
Class T	1.05%	1.05%	1.71%	1.71%
Class C	1.05%	1.05%	2.21%	2.21%
Class I	1.05%	1.05%	1.21%	1.21%
Compass EMP Commodity Strategies Volatility Weighted Fund
Class A	1.05%	0.80%	1.43%	1.10%
Class T	1.05%	0.80%	1.68%	1.35%
Class C	1.05%	0.80%	2.18%	1.85%
Class I	1.05%	0.80%	1.18%	0.85%
Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund
Class A	1.25%	0.80%	1.66%	1.10%
Class T	1.25%	0.80%	1.91%	1.35%
Class C	1.25%	0.80%	2.41%	1.85%
Class I	1.25%	0.80%	1.41%	0.85%

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Compass EMP Long/Short Strategies Fund
Class A	1.25%	1.15%	1.66%	1.45%
Class T	1.25%	1.15%	1.91%	1.70%
Class C	1.25%	1.15%	2.41%	2.20%
Class I	1.25%	1.15%	1.41%	1.20%
Compass EMP Market Neutral Income Fund
Class A	0.75%	0.60%	1.25%	0.90%
Class T	0.75%	0.60%	1.50%	1.15%
Class C	0.75%	0.60%	2.00%	1.65%
Class I	0.75%	0.60%	1.00%	0.65%
Compass EMP Enhanced Fixed Income Fund
Class A	0.50%	0.40%	0.88%	0.71%
Class T	0.50%	0.40%	1.13%	0.96%
Class C	0.50%	0.40%	1.63%	1.46%
Class I	0.50%	0.40%	0.63%	0.46%
Compass EMP Ultra Short-Term Fixed Income Fund
Class A	0.40%	0.40%	0.71%	0.71%
Class I	0.40%	0.40%	0.46%	0.46%
Compass EMP Multi-Asset Balanced Fund
Class A	0.00%	0.00%	1.51%	1.51%
Class T	0.00%	0.00%	1.76%	1.76%
Class C	0.00%	0.00%	2.26%	2.26%
Compass EMP Multi-Asset Growth Fund
Class A	0.00%	0.00%	1.73%	1.73%
Class T	0.00%	0.00%	1.98%	1.98%
Class C	0.00%	0.00%	2.48%	2.48%
Compass EMP Alternative Strategies Fund
Class A	0.00%	0.00%	1.80%	1.80%
Class T	0.00%	0.00%	2.05%	2.05%
Class C	0.00%	0.00%	2.55%	2.55%

ETF	Current Management Fee under Current Agreement	Proposed Management Fee under New Agreement	Current Net Expense Ratio[1]	Proposed Net Expense Ratio[2]
Compass EMP U.S. 500 Volatility Weighted Index ETF	0.50%	0.30%	0.58%	0.35%
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	0.60%	0.30%	0.68%	0.35%
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	0.60%	0.30%	0.68%	0.35%
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	0.60%	0.30%	0.68%	0.35%
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Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	0.70%	0.40%	0.78%	0.45%

1 Compass has contractually agreed to waive its fees and reimburse expenses of each Fund (except for Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund, Compass EMP Alternative Strategies Fund), at least until October 31, 2015 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, 12b-1 distribution and/or servicing fees and extraordinary expenses, such as litigation or reorganization costs, and inclusive of organizational costs incurred prior to the commencement of operations) will not exceed the amount shown for each class of shares of the Fund. The agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to Compass and shall automatically terminate upon the termination of the Management Agreement for the Fund. Any waiver or reimbursement by the advisor is subject to repayment by the Fund (except with respect to the ETFs) within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board of Trustees.

2 For the one-year period following Closing (anticipated to be through April 30, 2016), Victory has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) do not exceed the amount shown for each class of shares of the Fund. In addition, for the two-year period following Closing (anticipated to be through April 30, 2017), Victory has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) do not exceed the total annual operating expenses of each class of shares of the Fund as set forth in the prospectus of each Mutual Fund dated November 1, 2014 and the prospectus for each ETF dated June 30, 2014, as supplemented. Victory is permitted to recoup advisory fees waived and expenses reimbursed by Victory or, prior to the Acquisition, by Compass EMP for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

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The effective date of the New Advisory Agreement for each Fund will be upon the closing of the Acquisition, which is conditioned upon shareholders of each Fund approving the New Advisory Agreement. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by each Fund with respect to that Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Victory given to one or more of the Funds. In the event Victory ceases to manage one or more of the Funds, the right of those Funds to use the identifying names of “Compass” and “Victory” may be withdrawn.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The New Advisory Agreement will be governed by Delaware law; the Current Advisory Agreement is governed by Ohio law.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

For the fiscal year ended June 30, 2014, under the Current Advisory Agreement and subject to an expense limitation agreement between Compass and the Trust, Compass received management fees after waiver or recapture in the following amounts:

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Fund	Management Fees
Compass EMP U.S. 500 Volatility Weighted Fund	$289,384
Compass EMP U.S. Small Cap 500 Volatility Weighted Fund	75,471
Compass EMP International 500 Volatility Weighted Fund	$151,416
Compass EMP Emerging Market 500 Volatility Weighted Fund	-
Compass EMP U.S. 500 Enhanced Volatility Weighted Fund	$158,620
Compass EMP International 500 Enhanced Volatility Weighted Fund	$1,540,287
Compass EMP REC Enhanced Volatility Weighted Fund	$291,463
Compass EMP Commodity Strategies Volatility Weighted Fund	$606,418
Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund	$133,854
Compass EMP Long/Short Strategies Fund	$125,450
Compass EMP Market Neutral Income Fund	$216,955
Compass EMP Enhanced Fixed Income Fund	$260,404
Compass EMP Ultra Short-Term Fixed Income Fund	-
Compass EMP Multi-Asset Balanced Fund	-
Compass EMP Multi-Asset Growth Fund	-
Compass EMP Alternative Strategies Fund	-
Compass EMP U.S. 500 Volatility Weighted Index ETF	-*
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	-*
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	-*
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	-*
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	-*

*Do not yet have a full fiscal year of advisory fees paid to report.

Evaluation by the Board of Trustees

At the Board Meeting, the Board, including the Independent Trustees, deliberated whether to approve the New Advisory Agreement with Victory. In connection with the Board’s consideration of the Advisory Agreement, Victory provided the Board with written materials in advance of the Board Meeting. The Trustees relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

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Nature, Extent and Quality of Services. The Board reviewed the materials provided by Victory relating to the New Advisory Agreement. The Trustees discussed Victory’s focus of providing investment management delivered through a multi-boutique structure of autonomous investment franchises. They also noted that the same Compass portfolio management team members that currently manage the Funds are expected to continue to manage each of the Funds in accordance with each Fund’s current investment strategies, investment objectives and investment processes currently in place after the Acquisition. The Board also considered that Victory will assume the responsibility, where advantageous and cost effective to the Funds, to provide centralized services such as risk management, trading, marketing, fund administration, accounting and finance, sales and relationship management to the Funds following the Acquisition and that Victory will maintain a continuous investment program for the Funds and exercise oversight of the performance and compliance programs of the various service providers. The Board considered that Victory’s Senior Management Committee will assume the responsibilities for directing business strategy, promoting corporate culture, allocating resources, and managing all aspects of its investment business. The Trustees further considered the depth and experience of the non-portfolio management personnel that will have responsibilities to the Funds and noted that Victory had not experienced any material compliance issues within the last twelve months. The Board, including the Independent Trustees, concluded that Victory has sufficient quality and depth of personnel, resources, compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that there was no reason to believe there would be a decrease in the quality of services provided to the Funds.

Performance. The Trustees agreed that the performance of each Fund should be considered individually because each Fund has different strategies, objectives and benchmarks for performance. The Trustees considered the year-to-date and since inception total returns for each Fund as compared to its respective CEMP index and non-CEMP index benchmarks, among other factors. The Trustees also considered the Morningstar Peer Group analysis for each Fund provided by Victory. The Trustees noted that they had just recently reviewed the performance of the portfolio managers in the August 2014 board meeting and were satisfied with the Funds’ performance under the portfolio management team, which was expected to be the same team employed by Victory after the Closing. The Board considered that each Fund’s performance may benefit in the future to the extent that the Fund’s operational expenses decrease as a result of lower expense ratios resulting from Victory’s contractual expense limitation agreement with the Funds and any other economies of scale that may be realized from the Funds’ relationship with Victory. The Trustees noted that they continue to have confidence in the investment teams’ rule-based methodology, and that each Fund’s performance was acceptable. The Trustees concluded that there was no reason to believe that the Funds’ performance would be compromised as a result of the New Advisory Agreement with Victory.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Victory, the Board reviewed each Fund’s advisory fee and overall expense structure as compared to its respective Peer Group comprised of other mutual funds selected by Victory with similar investment objectives, strategies and size. The Board noted that Victory would be lowering the advisory fee and limitation on the expense ratio for all Funds but the Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund, Compass EMP Alternative Strategies Fund, Compass EMP Ultra Short-Term Fixed Income Fund, and Compass EMP REC Enhanced Volatility Weighted Fund and maintaining the advisory fee and expense ratio at current levels for those five Funds not getting a reduction. The Board further noted that Victory would maintain the proposed expense limitations for at least one year after the Closing. The Trustees reasoned that each Fund's management fees were in line with those of its Peer Group, and concluded that each Fund's fees were reasonable. The Trustees further considered that

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Victory would absorb the cost of certain other expenses related to the Acquisition, and that Victory may choose to reduce its fees in the future, in order to improve distribution and increase Fund sales.

Economies of Scale. The Trustees considered whether Victory will realize economies of scale with respect the management of the Funds. They reviewed Victory’s current marketing and distribution efforts for the Fund’s currently advised by Victory and noted that the addition of the Funds will deepen existing distribution relationships and develop new sales opportunities. The Trustees reviewed the projections for asset growth for each Fund over the 12-14 months following the Acquisition, and discussed Victory’s proposed expense limitation agreement. It was the consensus of the Board that, given the projected asset growth and in light of the economies currently being passed to the shareholders through the expense limitation agreement, the absence of breakpoints, were acceptable at this time.

Profitability. The Trustees reviewed and considered the anticipated profit to be realized by Victory in connection with the operation of each Fund and whether the amount of profit is fair entrepreneurial profit for the management of each Fund. The Trustees considered the aggregate profitability if each Fund and noted that Victory expects to operate at a loss for the initial term of the New Advisory Agreement. The Board concluded that Victory’s anticipated level of profitability with respect to each Fund is not excessive.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and a majority of the Board of Trustees, approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

PROPOSAL II

ELECTION OF TRUSTEES

At a Board meeting held on January 29, 2015, the current Trustees of the Trust nominated for election seven nominees to serve on the Board of the Trust upon the closing of the Acquisition. Those nominees who are not “interested persons” of the Trust, Compass or Victory within the meaning of the 1940 Act (each, an “Independent Nominee”) are:

  David Brooks Adcock
  Nigel D. T. Andrews
  E. Lee Beard
  Sally M. Dungan
  David L. Meyer
  Leigh A. Wilson

The seventh nominee, David C. Brown, will be an “interested person” by reason of his relationship with Victory (an “Interested Nominee” and, together with the Independent Nominees, the “Nominees”).

The Independent Nominees were nominated by the Trust’s current Board members who are not “interested persons” of the Trust, Compass or Victory within the meaning of the 1940 Act (“Independent Trustees”). The Nominees were recommended by officers of the Trust for nomination by the Trustees in connection with the Acquisition and the terms of the Purchase Agreement. Each Nominee currently serves as a member of the Board of Trustees of the registered investment companies that are advised by

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Victory. In nominating each Nominee to serve on the Board, the Trustees considered each Nominee applying his own business judgment and concluded that having the Nominees serve as Trustees of the Trust after the Closing will benefit the Funds, including by helping to facilitate the integration of the Funds onto Victory’s mutual fund platform.

The shareholders of the Funds are being asked to vote for the election of the Nominees at this Special Meeting. If elected, each Nominee will take office upon the Closing and hold office until the election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed. The current Trustees of the Trust will resign upon the Closing. If any Nominee is not elected or if Proposal 1 relating to the New Advisory Agreement with Victory is not approved by the shareholders of one or more of the Funds, Victory may elect to terminate the Purchase Agreement and the Acquisition would not occur. In such case, the Board of Trustees, Compass and Victory may consider other options. If the Acquisition does not occur for any reason, the Nominees will not take office and the current Trustees will continue to serve on the Board of the Trust.

Information about the Nominees

Information regarding the Nominees is set forth in the table below.

INDEPENDENT NOMINEES

Name, Address, and Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past 5 Years
David Brooks Adcock, 63	Nominee	N/A	Consultant (since 2006).	None	The Victory Portfolios (2005-present) (27 portfolios); The Victory Institutional Funds (1 portfolio) (2005-present); The Victory Variable Insurance Funds (1 portfolio) (2005-present); FBR Funds (2011-2012).
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Nigel D. T. Andrews, 67	Nominee	N/A	Retired.	None	The Victory Portfolios (2002-present) (27 portfolios); The Victory Institutional Funds (1 portfolio) (2002-present); The Victory Variable Insurance Funds (1 portfolio) (200-present); Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 63	Nominee	N/A	Consultant, The Henlee Group, LLC. (consulting) (since 2005).	None	The Victory Portfolios (2005-present) (27 portfolios); The Victory Institutional Funds (1 portfolio) (2005-present); The Victory Variable Insurance Funds (1 portfolio) (2005-present); Penn Millers Holding Corporation (January 2011 to November 2011).
Sally M. Dungan, 60	Nominee	N/A	Chief Investment Officer, Tufts University, since 2002.	None	The Victory Portfolios (2011-present) (27 portfolios); The Victory Institutional Funds (1 portfolio) (2011-present); The Victory Variable Insurance Funds (1 portfolio) (2011-present);
David L. Meyer, 57	Nominee	N/A	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.)(2002-2008).	None	The Victory Portfolios (2008-present) (27 portfolios); The Victory Institutional Funds (1 portfolio) (2008-present); The Victory Variable Insurance Funds (1 portfolio) (2008-present);
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Leigh A. Wilson, 70	Nominee	N/A	Director, The Mutual Fund Directors Forum (since 2004).	None	The Victory Portfolios (1994-present) (27 portfolios); The Victory Institutional Funds (1 portfolio) (1994-present); The Victory Variable Insurance Funds (1 portfolio) (1994-present); Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee and Independent Chairman, Old Mutual Funds III (13 portfolios) (2007-2010).

CURRENT INDEPENDENT TRUSTEES

Name, Address And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Donald T. Benson 71	Trustee	Since July 2012; Indefinite	Principal, Texas Tenn LLC (Consulting) (May 2008-present).	21	None.
John M. Gering 64	Trustee	Since July 2012; Indefinite	Organizational Effectiveness Group Director, HCA, Inc. (Health Care Facility Operator) (October 2005-present)	21	None.
Ottis E. Mims 64	Trustee	Since July 2012; Indefinite	Senior Pastor, Judson Baptist Church (January 2006-present)	21	None.

INTERESTED NOMINEE

Name, Address, And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
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David C. Brown, 42*	Nominee	N/A	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011-2013), President – Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), Victory Capital Management Inc.; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	The Victory Portfolios (2008-present) (27 portfolios); The Victory Institutional Funds (1 portfolio) (2008-present); The Victory Variable Insurance Funds (1 portfolio) (2008-present);

*Mr. Brown is an “Interested Person” by reason of his relationship with Victory.

CURRENT INTERESTED TRUSTEE

Name, Address, And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Moore* 62	Trustee	Since July 2012; Indefinite	Chairman, Compass EMP (January 1996-present).	21	None.

*Mr. Moore is an “Interested Person” by reason of his relationship with Compass.

CURRENT OFFICERS WHO ARE NOT TRUSTEES

Name, Address, And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Stephen M. Hammers 46	President	Since July 2012; Indefinite	Managing Partner, Co-Founder and Chief Investment Officer of Compass EMP (March 2003-present).	N/A	N/A
Robert W. Walker* 47	Treasurer	Since July 2012; Indefinite	President, Compass EMP (March 2009-present).	N/A	N/A
Richard Gleason 37	Assistant Treasurer	Since July 2012; Indefinite	Assistant Vice President (April 2012 – present) Manager of Fund Administration, Gemini Fund Services, LLC (January 2008-April 2012);	N/A	N/A
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Pleshetta J. Loftin 46	Secretary	Since July 2012; Indefinite	Chief Compliance Officer, Compass EMP (December 2011-present); Chief Operations/Compliance Officer BBVA Wealth Solutions/ Registered Principal, FSC Securities (January 2007-January 2012)	N/A	N/A
James P. Ash 38	Assistant Secretary	Since July 2012; Indefinite	Senior Vice President, Gemini Fund Services, LLC (April 2012-present); Vice President, Gemini Fund Services, LLC (August 2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC ( December 2009 – August 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (August 2008 – August 2011).	N/A	N/A
William Kimme 52	Chief Compliance Officer	Since July 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (September 2011-present- 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).	N/A	N/A

*Mr. Moore is Mr. Walker’s father-in-law.

Leadership Structure and Board of Trustees

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board currently consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). If each of the Nominees is elected by shareholders and the Acquisition is completed, the Board will consist of seven individuals, six of whom are Independent Trustees. Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer and a Chief Compliance Officer.  The Board retains the power to conduct, operate

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and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The Trust is currently led by David J. Moore, Chairman of the Board.  The Trust does not currently have a lead independent trustee. After the Closing, Mr. Wilson will serve as Chairman of the Board. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including, generally, (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a Chairman of the Board who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is currently comprised of Mr. David J. Moore and three Independent Trustees with a standing independent Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee and Nominee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Current Trustees

Mr. Moore has extensive experience advising mutual funds as Chairman of Compass, and has had responsibility for the day-to-day investment management of various client portfolios for over 10 years, and holds the Certified Financial Planner (CFP®) designation from Certified Financial Planner Board of Standards, Inc..  Mr. Donald T. Benson has a comprehensive business background shaped by his years of leadership of companies in the insurance and consulting arenas, and has significant board an audit committee experience with companies from a variety of industries, including insurance, technology, and information technology firms.  Mr. John M. Gering has extensive professional experience in benchmarking and evaluating organizational performance in the health care industry.  Dr. Ottis E. Mims has developed considerable leadership and problem-solving skills as a result of his experience as pastor, book author and executive officer a non-profit publishing enterprise.

Nominees

David Brooks Adcock.  Mr. Adcock served for many years as an attorney for Duke University and Duke University Health System, where he provided oversight to complex business transactions such as

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mergers and acquisitions and dispositions.  He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association.  The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

Nigel D.T. Andrews.  Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital.  He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange.  Mr. Andrews is also the non-executive chairman of Old Mutual’s U.S asset management business, where he also sits on the audit and risk committee.  Mr. Andrews also serves as a Governor of the London Business School.  The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

David C. Brown.  Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of Victory , the proposed investment adviser to the Funds, and as such would be an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of Victory.  The Board believes that his position and experience with Victory and his previous experience in the investment management business qualifies him to serve as a Trustee.

E. Lee Beard.  Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions.  As such, Ms. Beard is familiar with issues relating to audits of financial institutions.  The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years.  She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions and mutual funds. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

David L. Meyer.  For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp. (now PNC Financial Services Corp.) and has served as an officer or on the board of other mutual funds for many years.  The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

Leigh A. Wilson.  Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector.  As a director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment

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companies, and served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors.  He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006.  The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified and well versed in the regulatory framework under which investment companies must operate.

Audit Committee.  The Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.  Donald T. Benson is currently Chairman of the Audit Committee. After the Closing, it is anticipated that Mr. Meyer will be the Chairman of the Audit Committee.  During the past fiscal year, the Audit Committee held four meetings.

Compensation of Trustees.  Effective August 16, 2013, the Trust pays each Independent Trustee $1,000 per Fund per year, as well as reimbursement for any reasonable expenses incurred attending Trust meetings, to be paid quarterly.  Prior to August 16, 2013, each Independent Trustee received $800 per Fund per year, as well as reimbursement for any reasonable expenses incurred attending Trust meetings, to be paid quarterly.  The Audit Committee Chairman receives an additional $2,000 per year.  In addition, the Chairman of the Board, if an Independent Trustee, receives an additional $2,000 per year.  No “interested persons” who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the current Trustees received from the Trust during the fiscal year ended June 30, 2014.  The Nominees did not receive any compensation during the period because they were not members of the Board. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan. If elected to the Board, the Nominees may modify the terms of the Trustees’ compensation.

Name and Position	Aggregate Compensation From Trust*	Total Compensation From Trust and Fund Complex Paid to Trustees
Donald T. Benson Trustee, Audit Committee Chairman	$19,000	$19,000
John M. Gering Trustee	$16,000	$16,000
Ottis E. Mims Trustee	$16,000	$16,000
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David J. Moore** Trustee, Chairman of the Board	$0	$0

* Trustees' fees will be allocated ratably to each Fund in the Trust.

** Mr. Moore is an “interested person” of the Trust.

Fund Ownership. The dollar range of equity securities in the Trust beneficially owned by the Nominees and Trustees as of December 31, 2014. [TO BE UPDATED]As of December 31, 2014, none of the Nominees or Trustees owned any shares of any of the Funds, [except ____].

Accordingly, the Board of Trustees, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” the election of David Brooks Adcock, Nigel D. T. Andrews, E. Lee Beard, Sally M. Dungan, David L. Meyer, Leigh A. Wilson, and David C. Brown as the Trustees of the Trust.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of the Compass EMP Funds Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on April 11, 2012. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68154-1150. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain Compass as investment adviser. Northern Lights Compliance Services provides the Funds with compliance services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Mutual Funds. Gemini Fund Services, LLC, provides the Mutual Funds with transfer agent, accounting, and administrative services.  Quasar Distributors, LLC, located at 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor of the ETFs. U.S. Bancorp Fund Services, LLC serves as administrator, transfer agent and index receipt agent with respect to the ETFs.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Treasurer of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were the number of shares of beneficial interest of each Fund issued and outstanding as set forth below:

Fund	Shares Issued and Outstanding
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Compass EMP U.S. 500 Volatility Weighted Fund
Compass EMP U.S. Small Cap 500 Volatility Weighted Fund
Compass EMP International 500 Volatility Weighted Fund
Compass EMP Emerging Market 500 Volatility Weighted Fund
Compass EMP U.S. 500 Enhanced Volatility Weighted Fund
Compass EMP International 500 Enhanced Volatility Weighted Fund
Compass EMP REC Enhanced Volatility Weighted Fund
Compass EMP Commodity Strategies Volatility Weighted Fund
Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund
Compass EMP Long/Short Strategies Fund
Compass EMP Market Neutral Income Fund
Compass EMP Enhanced Fixed Income Fund
Compass EMP Ultra Short-Term Fixed Income Fund
Compass EMP Multi-Asset Balanced Fund
Compass EMP Multi-Asset Growth Fund
Compass EMP Alternative Strategies Fund
Compass EMP U.S. 500 Volatility Weighted Index ETF
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2. In the case of Proposal 1, shareholders of each Fund will vote separately with respect to their Fund, but approval of Proposal 1 requires the approval all Funds in order to pass. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

The implementation of any one Proposal, even if approved by shareholders, is contingent on (1) shareholder approval of the other Proposal and (2) the Closing of the Acquisition. In the event that Proposal 1 is not approved by the shareholders of one or more of the Funds or if any Nominee is not elected under Proposal 2, Victory may elect to terminate the Purchase Agreement and the Acquisition will not occur. In such case, the Board of Trustees, Compass and Victory may consider other options. If the Acquisition does not occur for any reason, neither of the Proposals will be implemented. In such case, Compass will remain the investment adviser to each of the Funds under the Current Advisory Agreement and the current Trustees will remain on the Board of Trustees of the Trust.

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Each Fund will vote separately. Proposal 1 requires an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement with respect to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. Proposal 2 requires the favorable vote of the plurality of outstanding voting shares of all of the Funds that are series of the Trust.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against Proposal 1 because the required vote is a percentage of the shares present or outstanding and will have no effect on Proposal 2 because the required vote is a plurality vote of the Trust’s shares present in person or by proxy.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of any Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any Fund.

The record owners of more than 5% of the outstanding shares of each Fund on the Record Date are listed in the following table.

[TO BE INSERTED]

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees, Nominees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date. As a result, the Trustees, Nominees and officers as a group are not deemed to control the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required. Any shareholder proposal should be sent to Robert Walker, Compass EMP Funds Trust, 213 Overlook Circle, Suite A-1, Brentwood, TN 37027.

23

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $90,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Compass and Victory, as agreed between them. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and Compass and Victory will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Compass may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, (i) call the Mutual Funds at 1-888-944-4367 or write at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 and (ii) call the ETFs at 1-866-376-7890 or write at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

24

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE].

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement), and Proxy Card are available at www.[WEBSITE].com.

BY ORDER OF THE BOARD OF TRUSTEES

Stephen M. Hammers, President

Dated [PROXY DATE]

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

25

Appendix A

FOrm OF INVESTMENT ADVISORY AGREEMENT
between
COMPASS EMP FUNDS TRUST
and
VICTORY CAPITAL MANAGEMENT INC.

AGREEMENT made as of the [ ] day of [ ], 2015, by and between Compass EMP Funds Trust (the “Trust”), a Delaware statutory trust which may issue one or more series of shares of beneficial interest, and Victory Capital Management Inc., a New York corporation (the “Adviser”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A individually and not jointly (each, a “Fund” and collectively, the “Funds”), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.                Appointment.

(a)	General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.
(b)	Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.
(c)	Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a “Sub-Adviser”), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act or any exemptive relief granted thereunder. The Adviser will review, monitor and report to the Trust’s Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser or employ another Sub-Adviser without further shareholder
A-1

approval, to the extent consistent with the 1940 Act or any exemptive relief granted thereunder. A Sub-Adviser may be an affiliate of the Adviser.

2.                Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

(a)	the Trust’s Trust Instrument;
(b)	the Bylaws of the Trust;
(c)	resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;
(d)	the most recent Post-Effective Amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the “Commission”);
(e)	notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and
(f)	the currently effective Prospectuses and Statements of Additional Information of the Funds.

3.                Investment Advisory Services.

(a)	Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:
(i)	supervise all aspects of the operations of the Trust and each Fund;
(ii)	obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds’ investment programs, and the issuers of securities included in the Funds’ investment portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund’s investment portfolio;
(iii)	determine which issuers and securities shall be included in the portfolio of each Fund;
(iv)	furnish a continuous investment program for each Fund;
(v)	in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and
(vi)	vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested in a manner that complies with the Trust’s
A-2

proxy voting policies and procedures and, in the good faith judgment of the Adviser, best serves the interests of the Fund’s shareholders; maintain records of all proxies voted on behalf of the Fund; and provide information to the Trust or designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(vii)	take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser’s functions as provided above, including the making of appropriate periodic reports to the Trust’s Board of Trustees.
(b)	Covenants. To the extent the Fund has adopted or adopts a “manager of managers” structure in reliance on the Manager of Managers Order, subject to the review of the Board of Trustees, the Adviser shall serve as the investment adviser. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund’s Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust’s Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the “Code”), except as may be authorized to the contrary by the Trust’s Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust’s Board of Trustees.
(c)	Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund’s books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.
(d)	Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser’s services hereunder as the Trust’s Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust’s Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.
(e)	Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust’s policies and procedures applicable to the Funds. The
A-3

Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

(f)	Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund. Any transactions for a Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Rule 11a2-2(T). The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.
(g)	Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser’s reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust’s registration statement and the Fund’s Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

4.                Representations and Warranties.

(a)	The Adviser hereby represents and warrants to the Trust as follows:
A-4

(i)	The Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.
(ii)	The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.
(iii)	The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser’s obligations hereunder.
(b)	The Trust hereby represents and warrants to the Adviser as follows:
(i)	The Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.
(ii)	The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

5.                Compensation. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite such Fund’s name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis. In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require; and (ii) the Adviser shall not be required to bear the expenses of a Fund to an extent which would result in the Fund’s or Trust’s inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

6.                Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

7.                Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which

A-5

provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust’s Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.

8.                Non-Exclusive Services; Limitation of Adviser’s Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9.                Effective Date; Modifications; Termination. This Agreement shall become effective as of the date first above written (or for additional Funds created after that date, on such date that the new Fund is added to the Schedule A), provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

(a)	The term of this Agreement shall continue in force for two years for each Fund from the date the Adviser first provides advisory services to such Fund or, if later, the commencement of operations of such Fund. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting shares of the Fund.
(b)	The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
A-6

(c)	Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days’ prior written notice to the other, without payment of any penalty. Such a termination by the Trust may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

10.             Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

The terms “Compass EMP Funds Trust” and “Trustees” refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of “Compass EMP Funds Trust” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

11.             Service Mark. The service mark of the Trust and the name “Victory” and “Compass EMP” (and derivatives thereof) have been licensed to the Trust by the Adviser, pursuant to a License Agreement, and their continued use is subject to the right of the Adviser to withdraw this permission under the License Agreement in the event the Adviser or an affiliate of the Adviser is not the investment adviser to the Trust.

12.             Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “control,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

13.             Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

14.             Structure of Agreement. The Trust is entering into this Agreement on behalf of the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

(a)	any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;
(b)	under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and
(c)	the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and
A-7

consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

15.             Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act or any rule or regulation of the Commission thereunder.

16.             Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.             Notices. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to Compass EMP Funds Trust at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attention: President; with a copy to [ ], Attention: [ ], or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attention: President, with a copy to Christopher K. Dyer, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

COMPASS EMP FUNDS TRUST On behalf of the Funds listed on Schedule A, individually and not jointly By: _______________________________ Name: Title:	VICTORY CAPITAL MANAGEMENT INC. By: _______________________________ Name: Title:

A-8

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
between
THE VICTORY PORTFOLIOS
and
VICTORY CAPITAL MANAGEMENT INC.

Dated [ ], 2015

	Name of Fund	Fee[1]	Last Approved [shareholder approval date]	Must Be Approved By
1.	Compass EMP U.S. 500 Volatility Weighted Fund	0.70%
2.	Compass EMP U.S. Small Cap 500 Volatility Weighted Fund	0.70%
3.	Compass EMP International 500 Volatility Weighted Fund	0.80%
4.	Compass EMP Emerging Market 500 Volatility Weighted Fund	0.85%
5.	Compass EMP U.S. 500 Enhanced Volatility Weighted Fund	0.70%
6.	Compass EMP International 500 Enhanced Volatility Weighted Fund	0.80%
7.	Compass EMP REC Enhanced Volatility Weighted Fund	1.05%
8.	Compass EMP Commodity Strategies Volatility Weighted Fund	0.80%
9.	Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund	0.80%
10.	Compass EMP Long/Short Strategies Fund	1.15%
11.	Compass EMP Market Neutral Income Fund	0.60%
12.	Compass EMP Enhanced Fixed Income Fund	0.40%
13.	Compass EMP Ultra Short-Term Fixed Income Fund	0.40%
14.	Compass EMP Multi-Asset Balanced Fund	0.00%

[1] Expressed as a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily or contractually waive any portion of the advisory fee from time to time. In addition, the Adviser may from time to time undertake in writing to limit the Funds’ total expenses for a definite period of time.

A-A-1

15.	Compass EMP Multi-Asset Growth Fund	0.00%
16.	Compass EMP Alternative Strategies Fund	0.00%
17.	Compass EMP U.S. 500 Volatility Weighted Index ETF	0.30%
18.	Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	0.30%
19.	Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	0.30%
20.	Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	0.30%
21.	Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	0.40%

COMPASS EMP FUNDS TRUST

By:
Title:

Accepted:

VICTORY CAPITAL MANAGEMENT INC.

By:
Title:

A-A-2

Compass EMP Funds Trust

17605 Wright Street

Omaha, NE 68154-1150

[FUND NAME] [ONE FOR EACH FUND WILL BE INSERTED]

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [MEETING DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [____], [_____] and [_____] each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Compass EMP Funds Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE] at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the [FUND NAME] (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________ Signature Date

_______________________________________Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN	FOR ALL EXCEPT
1. Proposal 1: To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc.	□	□	□

2. Proposal 2: To vote for the election of Nominees to the Board of Trustees of the Trust. To withhold your vote for any individual nominee(s), mark “For All Except” box and write the number(s) of the applicable nominee(s) on the line provided (1) David Brooks Adcock, (2) Nigel D. T. Andrews, (3) E. Lee Beard, (4) Sally M. Dungan, (5) David L. Meyer, (6) Leigh A. Wilson, and (7) David C. Brown.	□	□	□	□

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A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.compassempfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.